Exhibit 99.2

GLIMCHER

Supplemental Information
For The Three and Nine Months Ended September 30, 2007

GLIMCHER REALTY TRUST

Supplemental Information
For the Three and Nine Months Ended September 30, 2007

TABLE OF CONTENTS

Income Statement Data:
Quarterly Income Statements	Page 1
Year-to-Date Income Statements	Page 2
Components of Minimum Rents and Other Revenue	Page 3
Summary Financial Statement Information for Unconsolidated Entities	Page 4
Calculation of Funds from Operations and FFO Payout Ratio	Page 5
Joint Venture Calculation of FFO and Disclosure of Pro Rata Share of JV Non-Cash Amounts	Page 6
EBITDA, Operating Ratios and Earnings per Share	Page 7

Balance Sheet Data:
Comparative Balance Sheets	Page 8
Market Capitalization and Debt Coverage Ratios	Page 9
Consolidated Debt Schedule	Page 10
Consolidated Debt Maturities Schedule	Page 11
Joint Venture Debt and Debt Maturity Schedule	Page 12

Operational Data:
Occupancy Statistics	Page 13
Leasing Results and Re-leasing Spreads	Page 14
Mall Portfolio (wholly owned) Statistics by Asset Category	Page 15
Mall Portfolio (wholly owned) Excluding Malls Held for Sale	Page 16
Mall Portfolio (total portfolio) Statistics	Page 17
Summary of Significant Tenants	Page 18
Top 10 Regional Mall Tenants	Page 19
Lease Expiration Schedule	Page 20

Development Activity:
Capital Expenditures	Page 21
Redevelopment Activity	Page 22

QUARTERLY INCOME STATEMENTS
(in thousands)

	Three Months Ended September 30,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$47,097	$3,085	$50,182	$46,336	$7,358	$53,694
Percentage rents	1,355	(11)	1,344	1,225	104	1,329
Tenant reimbursements	22,079	1,955	24,034	22,141	3,149	25,290
Out parcel sales	235	-	235	-	-	-
Other (see components on page 3)	4,507	409	4,916	4,447	495	4,942
Total Revenues	75,273	5,438	80,711	74,149	11,106	85,255

Expenses:
Property operating expenses	(16,329)	(1,822)	(18,151)	(15,883)	(3,688)	(19,571)
Real estate taxes	(8,106)	(891)	(8,997)	(8,571)	(883)	(9,454)
	(24,435)	(2,713)	(27,148)	(24,454)	(4,571)	(29,025)
Provision for credit losses	(1,118)	(550)	(1,668)	(1,103)	(580)	(1,683)
Other operating expenses	(1,389)	(234)	(1,623)	(1,962)	(279)	(2,241)
Cost related to sales of out parcels	(18)	-	(18)	-	-	-
Real estate depreciation and amortization	(17,705)	(137)	(17,842)	(17,542)	(129)	(17,671)
Non-real estate depreciation and amortization	(436)	(2)	(438)	(362)	(6)	(368)
General and administrative	(3,804)	(30)	(3,834)	(3,501)	(35)	(3,536)
Total Expenses	(48,905)	(3,666)	(52,571)	(48,924)	(5,600)	(54,524)

Operating Income	26,368	1,772	28,140	25,225	5,506	30,731

Interest income	221	43	264	106	49	155
Interest expense	(21,633)	(912)	(22,545)	(20,877)	(3,339)	(24,216)
Loan fee amortization	(490)	(2)	(492)	(475)	(61)	(536)
Equity in income of unconsolidated entities	164	-	164	247	-	247
Income before minority interest and discontinued operations	4,630	901	5,531	4,226	2,155	6,381
Minority interest in operating partnership	(3,665)	-	(3,665)	(311)	-	(311)
Income from continuing operations	965	901	1,866	3,915	2,155	6,070
Discontinued Operations:
Gain on sales of properties	48,784	-	48,784	-	-	-
Impairment adjustment - real estate assets	102	-	102	-	-	-
Income from operations	901	(901)	-	2,155	(2,155)	-
Net income	50,752	-	50,752	6,070	-	6,070
Preferred stock dividends	(4,360)	-	(4,360)	(4,360)	-	(4,360)
Net income available to common shareholders	$46,392	$-	$46,392	$1,710	$-	$1,710

Note: Pre FAS 144 column includes both continuing and discontinued operations.

YEAR-TO-DATE INCOME STATEMENTS
(in thousands)

	Nine Months Ended September 30,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Revenues:
Minimum rents (see components on page 3)	$140,387	$16,541	$156,928	$140,728	$22,214	$162,942
Percentage rents	3,836	185	4,021	3,250	239	3,489
Tenant reimbursements	65,324	8,123	73,447	64,969	10,085	75,054
Out parcel sales	1,235	-	1,235	320	550	870
Other (see components on page 3)	12,340	1,377	13,717	12,839	1,569	14,408
Total Revenues	223,122	26,226	249,348	222,106	34,657	256,763

Expenses:
Property operating expenses	(48,791)	(8,616)	(57,407)	(47,481)	(11,131)	(58,612)
Real estate taxes	(25,321)	(2,946)	(28,267)	(25,387)	(3,062)	(28,449)
	(74,112)	(11,562)	(85,674)	(72,868)	(14,193)	(87,061)
Provision for credit losses	(2,908)	(1,598)	(4,506)	(3,188)	(1,148)	(4,336)
Other operating expenses	(5,671)	(629)	(6,300)	(5,389)	(820)	(6,209)
Cost related to sales of out parcels	(143)	-	(143)	(129)	(43)	(172)
Real estate depreciation and amortization	(54,269)	(403)	(54,672)	(52,782)	(2,826)	(55,608)
Non-real estate depreciation and amortization	(1,252)	(4)	(1,256)	(1,121)	(58)	(1,179)
General and administrative	(12,394)	(70)	(12,464)	(11,146)	(56)	(11,202)
Total Expenses	(150,749)	(14,266)	(165,015)	(146,623)	(19,144)	(165,767)

Operating Income	72,373	11,960	84,333	75,483	15,513	90,996

Interest income	460	153	613	328	134	462
Interest expense	(66,905)	(4,426)	(71,331)	(61,027)	(10,043)	(71,070)
Loan fee amortization	(1,469)	(84)	(1,553)	(1,538)	(223)	(1,761)
Equity in income of unconsolidated entities	1,557	-	1,557	1,099	-	1,099
Income before minority interest and discontinued operations	6,016	7,603	13,619	14,345	5,381	19,726
Minority interest in operating partnership	(3,317)	-	(3,317)	3,085	-	3,085
Income from continuing operations	2,699	7,603	10,302	17,430	5,381	22,811
Discontinued Operations:
Gain on sales of properties	47,349	-	47,349	1,717	-	1,717
Impairment losses - real estate assets	(2,350)	-	(2,350)	(48,801)	-	(48,801)
Income from operations	7,603	(7,603)	-	5,381	(5,381)	-
Net income (loss)	55,301	-	55,301	(24,273)	-	(24,273)
Preferred stock dividends	(13,078)	-	(13,078)	(13,078)	-	(13,078)
Net income (loss) available to common shareholders	$42,223	$-	$42,223	$(37,351)	$-	$(37,351)

Note: Pre FAS 144 column includes both continuing and discontinued operations.

Components of Minimum Rents and Other Revenue
(in thousands)

	Three Months Ended September 30,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$47,112	$3,083	$50,195	$45,616	$7,081	$52,697
Termination income	210	17	227	979	324	1,303
Straight-line rents	(225)	(15)	(240)	(259)	(47)	(306)
Total Minimum Rents	$47,097	$3,085	$50,182	$46,336	$7,358	$53,694

Components of Other Revenue:
Fee income	$648	$-	$648	$626	$-	$626
Specialty leasing and sponsorship income	2,539	144	2,683	2,565	429	2,994
Other	1,320	265	1,585	1,256	66	1,322
Total Other Revenue	$4,507	$409	$4,916	$4,447	$495	$4,942

	Nine Months Ended September 30,
	2007			2006
	As	Discontinued	Pre	As	Discontinued	Pre
	Reported	Operations	FAS 144	Reported	Operations	FAS 144

Components of Minimum Rents:
Base rent	$140,350	$16,317	$156,667	$137,362	$21,632	$158,994
Termination income	962	440	1,402	3,654	1,023	4,677
Straight-line rents	(925)	(216)	(1,141)	(288)	(441)	(729)
Total Minimum Rents	$140,387	$16,541	$156,928	$140,728	$22,214	$162,942

Components of Other Revenue:
Fee income	$1,514	$-	$1,514	$1,726	$-	$1,726
Specialty leasing and sponsorship income	6,993	976	7,969	7,259	1,359	8,618
Other	3,833	401	4,234	3,854	210	4,064
Total Other Revenue	$12,340	$1,377	$13,717	$12,839	$1,569	$14,408

Note: Pre FAS 144 column includes both continuing and discontinued operations.

FOR UNCONSOLIDATED ENTITIES
(in thousands)

	For the Three Months Ended September 30, 2007		For the Three Months Ended September 30, 2006
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$8,684	$4,516	$8,363	$4,349
Operating expenses	(4,587)	(2,386)	(4,169)	(2,168)
Net operating income	4,097	2,130	4,194	2,181
Depreciation and amortization	(2,168)	(1,127)	(1,917)	(997)
Other expenses, net	(20)	(11)	(4)	(2)
Interest expense, net	(1,585)	(824)	(1,791)	(931)
Net income	$324	$168	$482	$251
Preferred dividend	(8)	(4)	(7)	(4)
Net income available to partnership	$316	$164	$475	$247

GPLP's share of income from investment in joint ventures	$164		$247

	For the Nine Months Ended September 30, 2007		For the Nine Months Ended September 30, 2006
		Company's Pro-Rata		Company's Pro-Rata
		Share of Joint Venture		Share of Joint Venture
	Total	Operations	Total	Operations
Statements of Operations

Total revenues	$26,549	$13,805	$24,825	$12,909
Operating expenses	(12,027)	(6,253)	(11,248)	(5,849)
Net operating income	14,522	7,552	13,577	7,060
Depreciation and amortization	(6,612)	(3,438)	(6,530)	(3,395)
Other expenses, net	(27)	(14)	(26)	(14)
Interest expense, net	(4,867)	(2,531)	(4,893)	(2,544)
Net income	3,016	1,569	$2,128	$1,107
Preferred dividend	(23)	(12)	(14)	(8)
Net income available to partnership	$2,993	$1,557	$2,114	$1,099

GPLP's share of income from investment in joint ventures	$1,557		$1,099

CALCULATION OF FUNDS FROM OPERATIONS
and FFO PAYOUT RATIO
(in thousands, except per share data)

	2007				2006
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Funds from Operations:
Net income (loss) available to common shareholders	$1,108	$(5,277)	$46,392	$42,223	$3,984	$(43,045)	$1,710	$(57,251)	$(94,602)
Real estate depreciation and amortization	17,259	19,571	17,842	54,672	19,513	18,424	17,671	18,318	73,926
Equity in income of unconsolidated entities	(117)	(1,276)	(164)	(1,557)	(593)	(259)	(247)	(344)	(1,443)
Pro-rata share of joint venture funds from operations	1,301	2,388	1,281	4,970	1,546	1,705	1,244	1,572	6,067
Minority interest in operating partnership	83	(431)	3,665	3,317	337	(3,733)	311	(4,648)	(7,733)
Loss (gain) on sales of properties	362	1,073	(48,784)	(47,349)	(1,717)	-	-	-	(1,717)
FFO	$19,996	$16,048	$20,232	$56,276	$23,070	$(26,908)	$20,689	$(42,353)	$(25,502)

Adjusted Funds from Operations:
FFO	$19,996	$16,048	$20,232	$56,276	$23,070	$(26,908)	$20,689	$(42,353)	$(25,502)
Add back: impairment adjustments and defeasance costs	-	2,452	(300)	2,152	-	48,801	-	72,474	121,275
Adjusted Funds from Operations:	$19,996	$18,500	$19,932	$58,428	$23,070	$21,893	$20,689	$30,121	$95,773

Weighted average common shares outstanding - diluted (including common shares equivalents)	40,326	40,548	40,741	40,505	40,026	40,084	40,075	40,138	40,089

FFO per diluted share	$0.50	$0.40	$0.50	$1.39	$0.58	$(0.67)	$0.52	$(1.06)	$(0.64)
Add back impairment losses/ (gains) and defeasance costs	-	0.06	(0.01)	0.05	-	1.22	-	1.81	3.03
Adjusted FFO per diluted share	$0.50	$0.46	$0.49	$1.44	$0.58	$0.55	$0.52	$0.75	$2.39

	2007				2006
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
FFO Payout Ratio:
Dividend paid per common share/unit	$0.4808	$0.4808	$0.4808	$1.4424	$0.4808	$0.4808	$0.4808	$0.4808	$1.9232
FFO payout ratio after add back of impairment losses and defeasance costs	97.0%	105.4%	98.3%	100.0%	83.4%	88.0%	93.1%	64.1%	80.5%

	2007				2006
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Supplemental disclosure of amounts included in FFO for wholly owned properties
Deferred leasing costs	$1,297	$1,593	$1,475	$4,365	$1,241	$1,965	$1,447	$1,530	$6,183
Straight-line adjustment as (decrease) increase to minimum rents	$(471)	$(430)	$(240)	$(1,141)	$53	$(475)	$(306)	$(758)	$(1,486)
Fair value of debt amortized as reduction to interest expense	$107	$107	$107	$321	$107	$107	$107	$107	$428
Intangible and inducement amortization as a net increase (decrease) to base rents	$5	$(101)	$(75)	$(171)	$119	$(114)	$(69)	$(115)	$(179)
Impairment adjustments	$-	$2,452	$(102)	$2,350	$-	$48,801	$-	$63,117	$111,918

JOINT VENTURE CALCULATION OF FUNDS FROM OPERATIONS
AND DISCLOSURE OF PRO RATA SHARE OF JOINT VENTURE
NON-CASH AMOUNTS IN FFO
(in thousands)

	2007				2006
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Joint Venture Funds from Operations:
Net income available to partnership	$225	$2,452	$316	$2,993	$1,139	$500	$475	$662	$2,776
Real estate depreciation and amortization	2,276	2,138	2,148	6,562	1,832	2,781	1,917	2,362	8,892
FFO	$2,501	$4,590	$2,464	$9,555	$2,971	$3,281	$2,392	$3,024	$11,668

Pro-rata share of joint venture funds from operations	$1,301	$2,388	$1,281	$4,970	$1,546	$1,705	$1,244	$1,572	$6,067

	2007				2006
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31
Non-cash amounts included in FFO (pro-rata share of joint venture)
Straight-line adjustment as increase to minimum rents	$95	$84	$26	$205	$113	$123	$95	$70	$401
Fair value of debt amortized as increase to interest expense	$25	$26	$25	$76	$25	$26	$25	$26	$102
Intangible amortization as an increase to minimum rents	$405	$495	$366	$1,266	$576	$735	$428	$517	$2,256

EBITDA, OPERATING RATIOS and EARNINGS PER SHARE
(dollars and shares in thousands)

	2007				2006
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Calculation of EBITDA:
Net income (loss)	$5,467	$(918)	$50,752	$55,301	$8,343	$(38,686)	$6,070	$(52,892)	$(77,165)
Interest expense and costs to defease debt (continuing and discontinued operations)	24,139	24,647	22,545	71,331	23,534	23,320	24,216	33,658	104,728
Loan fee amortization (continuing and discontinued operations)	540	521	492	1,553	646	579	536	548	2,309
Taxes (continuing and discontinued operations)	334	240	241	815	273	479	359	345	1,456
Depreciation and amortization (continuing and discontinued operations)	17,654	19,994	18,280	55,928	20,130	18,618	18,039	18,694	75,481
EBITDA	48,134	44,484	92,310	184,928	52,926	4,310	49,220	353	106,809
Minority interest in operating partnership	83	(431)	3,665	3,317	337	(3,733)	311	(4,648)	(7,733)
Loss (gain) on sales of properties and properties held for sale and impairment charges	362	3,525	(48,886)	(44,999)	(1,717)	48,801	-	63,117	110,201
Adjusted EBITDA	$48,579	$47,578	$47,089	$143,246	$51,546	$49,378	$49,531	$58,822	$209,277

Operating Ratios Excluding Held-for-Sale Properties:
General and administrative / total revenues	6.2%	5.5%	5.1%	5.6%	5.4%	4.9%	4.7%	4.8%	5.0%
Tenant reimbursements / (real estate taxes + property operating expenses)	89.2%	84.8%	90.4%	88.1%	87.4%	88.9%	90.5%	91.4%	89.5%

Operating Ratios Including Held-for-Sale Properties:
Tenant reimbursements / (real estate taxes + property operating expenses)	86.6%	82.2%	88.5%	85.7%	85.9%	85.5%	87.1%	88.2%	86.7%

Earnings per Share:
Weighted average common shares outstanding - basic	36,803	36,998	37,551	37,120	36,499	36,595	36,663	36,686	36,611
Weighted average common shares outstanding - diluted	40,326	40,548	40,741	40,505	40,026	40,084	40,075	39,682	39,646

Earnings per share - basic	$0.03	$(0.14)	$1.24	$1.14	$0.11	$(1.18)	$0.05	$(1.56)	$(2.58)

Earnings per share - diluted	$0.03	$(0.14)	$1.23	$1.12	$0.11	$(1.17)	$0.05	$(1.56)	$(2.58)

CONSOLIDATED BALANCE SHEETS
(dollars in thousands)

	2007			2006
	Mar. 31	June 30	Sept. 30	Dec. 31
Assets:
Land	$250,041	$248,492	$249,279	$247,149
Building, improvements and equipment	1,691,061	1,681,221	1,697,345	1,679,935
Developments in progress	44,550	58,962	65,707	49,803
	1,985,652	1,988,675	2,012,331	1,976,887
Less accumulated depreciation	496,953	506,430	529,139	483,115
Net property and equipment	1,488,699	1,482,245	1,483,192	1,493,772

Deferred leasing costs, net	18,311	18,465	18,165	17,316
Investment in and advances to unconsolidated real estate entities	73,830	76,591	83,076	70,416
Real estate assets held-for-sale	192,857	197,638	78,047	192,301
Net investment in real estate	1,773,697	1,774,939	1,662,480	1,773,805

Cash and cash equivalents	6,810	9,296	4,622	11,751
Non-real estate assets associated with discontinued operations	11,030	10,115	5,429	12,662
Restricted cash	11,455	12,289	13,291	12,132
Tenant accounts receivable, net	37,212	35,400	37,488	40,233
Deferred expenses, net	7,594	7,051	6,513	8,134
Prepaid and other assets	34,383	30,527	37,852	30,103
Total Assets	$1,882,181	$1,879,617	$1,767,675	$1,888,820

Liabilities and Shareholders' Equity:
Mortgage notes payable	$1,198,760	$1,185,996	$1,181,893	$1,203,100
Mortgage notes payable associated with assets held-for-sale	76,424	84,783	51,796	101,786
Notes payable	319,000	345,000	226,400	272,000
Other liabilities associated with discontinued operations	2,750	3,275	1,480	3,926
Accounts payable and accrued expenses	46,523	45,922	51,123	57,520
Distributions payable	23,639	23,644	23,913	23,481
Total Liabilities	1,667,096	1,688,620	1,536,605	1,661,813

Minority interest in partnership	842	7	1,886	1,772

Shareholders' Equity:
Series F cumulative preferred stock	60,000	60,000	60,000	60,000
Series G cumulative preferred stock	150,000	150,000	150,000	150,000
Common shares of beneficial interest	371	371	377	368
Additional paid-in capital	552,880	553,540	562,789	547,036
Distributions in excess of accumulated earnings	(548,873)	(573,009)	(543,715)	(532,141)
Other comprehensive (loss) income	(135)	88	(267)	(28)
Total Liabilities and Shareholders' Equity	$1,882,181	$1,879,617	$1,767,675	$1,888,820

MARKET CAPITALIZATION and DEBT COVERAGE RATIOS
(dollars and shares in thousands, except per share price)

	2007				2006
	3 mos	3 mos	3 mos	YTD	3 mos	3 mos	3 mos	3 mos	YTD
	Mar. 31	June 30	Sept. 30	Sept. 30	Mar. 31	June 30	Sept. 30	Dec. 31	Dec. 31

Share price (end of period)	$27.02	$25.00	$23.50	$23.50	$28.40	$24.81	$24.78	$26.71	$26.71

Market Capitalization Ratio:
Common shares outstanding	37,104	37,113	37,674	37,674	36,620	36,701	36,772	36,776	36,776
Operating partnership units outstanding	2,996	2,996	2,996	2,996	3,056	3,056	2,996	2,996	2,996
Total common shares and units outstanding at end of period	40,100	40,109	40,670	40,670	39,676	39,757	39,768	39,772	39,772

Valuation - Common shares and operating partnership units outstanding	$1,083,503	$1,002,725	$955,745	$955,745	$1,126,798	$986,371	$985,451	$1,062,310	$1,062,310
Valuation - Preferred stock	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000	210,000
Total debt (end of period)	1,594,184	1,615,779	1,460,089	1,460,089	1,520,910	1,522,739	1,534,223	1,576,886	1,576,886
Total market capitalization	$2,887,687	$2,828,504	$2,625,834	$2,625,834	$2,857,708	$2,719,110	$2,729,674	$2,849,196	$2,849,196

Debt / Market capitalization	55.2%	57.1%	55.6%	55.6%	53.2%	56.0%	56.2%	55.3%	55.3%
Debt / Gross asset value (1)	65.5%	66.4%	63.3%	63.3%	61.0%	62.4%	62.5%	65.0%	65.0%
Debt / Market capitalization including pro-rata share of joint ventures	56.2%	58.1%	56.6%	56.6%	54.2%	57.0%	57.2%	56.3%	56.3%

Debt Coverage Ratios:
Interest coverage ratio	2.0	1.9	2.1	2.0	2.2	2.1	2.0	2.4	2.2
(Adjusted EBITDA from page 7 / interest expense excluding defeasance cost)
Debt service coverage ratio	1.7	1.6	1.7	1.7	1.8	1.8	1.7	2.0	1.8
(Adjusted EBITDA / interest expense excluding defeasance cost + scheduled principal payments)

(1) Gross asset value is total assets plus accumulated depreciation

CONSOLIDATED DEBT SCHEDULE
(dollars in thousands)

Mortgage Notes Payable:							Balloon
	Sept. 30,	Dec. 31,	Interest Rates		Interest	Payment	Pmt. at	Final
	2007	2006	2007	2006	Terms	Terms	Maturity	Maturity
Fixed Rate
Colonial Park Mall, LP (q)	$32,033	$32,451	7.73%	7.73%	(m)	(a)	$32,033	(f)
Mount Vernon Venture, LLC (o)	8,665	8,753	7.41%	7.41%		(a)	$8,624	February 11, 2008
Charlotte Eastland Mall, LLC (n) (o)	43,131	43,766	7.84%	7.84%	(m)	(a)	$42,302	(g)
Morgantown Mall Associates, LP	51,754	52,474	6.89%	6.89%	(m)	(a)	$50,823	(g)
GM Olathe, LLC	30,000	30,000	6.35%	6.35%	(l)	(b)	$30,000	January 12, 2009
Grand Central, LP	47,212	47,815	7.18%	7.18%		(a)	$46,065	February 1, 2009
Johnson City Venture, LLC	38,445	38,787	8.37%	8.37%		(a)	$37,026	June 1, 2010
Polaris Center, LLC	40,104	40,482	8.20%	8.20%	(m)	(a)	$38,543	(h)
Glimcher Ashland Venture, LLC	24,412	24,809	7.25%	7.25%		(a)	$21,817	November 1, 2011
Dayton Mall Venture, LLC	55,219	55,886	8.27%	8.27%	(m)	(a)	$49,864	(i)
Glimcher WestShore, LLC	94,043	95,255	5.09%	5.09%		(a)	$84,824	September 9, 2012
PFP Columbus, LLC	140,318	142,129	5.24%	5.24%		(a)	$124,572	April 11, 2013
LC Portland, LLC	131,632	133,256	5.42%	5.42%	(m)	(a)	$116,922	(j)
JG Elizabeth, LLC	156,777	158,791	4.83%	4.83%		(a)	$135,194	June 8, 2014
MFC Beavercreek, LLC	107,945	109,232	5.45%	5.45%		(a)	$92,762	November 1, 2014
Glimcher SuperMall Venture, LLC	58,856	59,515	7.54%	7.54%	(m)	(a)	$49,969	(k)
RVM Glimcher, LLC	50,000	50,000	5.65%	5.65%		(c)	$44,931	January 11, 2016
WTM Glimcher, LLC	60,000	60,000	5.90%	5.90%		(b)	$60,000	June 8, 2016
EM Columbus II, LLC	43,000	43,000	5.87%	5.87%		(d)	$38,057	December 11, 2016
Tax Exempt Bonds	19,000	19,000	6.00%	6.00%		(e)	$19,000	November 1, 2028
	1,232,546	1,245,401
Other
Fair Value Adjustment - Polaris Center, LLC	1,143	1,465
Extinguished Debt (n)	-	58,020	(p)

Total Mortgage Notes Payable	$1,233,689	$1,304,886

(a)	The loan requires monthly payments of principal and interest.
(b)	The loan requires monthly payments of interest only.
(c)	The loan requires monthly payments of interest only until February 2009, thereafter principal and interest are required.
(d)	The loan requires monthly payments of interest only until December 2008, thereafter principal and interest are required.
(e)	The loan requires semi-annual payments of interest.
(f)	The loan matures in October 2027, with an optional prepayment (without penalty) date on October 11, 2007.
(g)	The loan matures in September 2028, with an optional prepayment (without penalty) date on September 11, 2008.
(h)	The loan matures in June 2030, with an optional prepayment (without penalty) date on June 1, 2010.
(i)	The loan matures in July 2027, with an optional prepayment (without penalty) date on July 11, 2012.
(j)	The loan matures in June 2033, with an optional prepayment (without penalty) date on June 11, 2013.
(k)	The loan matures in September 2029, with an optional prepayment (without penalty) date on February 11, 2015.
(l)	Interest rate of LIBOR plus 165 basis points fixed through a SWAP agreement at a rate of 6.35%.
(m)	Interest rate escalates after optional prepayment date.
(n)	Mortgage notes payable associated with properties held-for-sale as of December 31, 2006.
(o)	Mortgage notes payable associated with properties held-for-sale as of September 30, 2007.
(p)	Interest rates ranging from 7.03% to 8.35% at December 31, 2006.
(q)	Mortgage was paid off on October 11, 2007.

CONSOLIDATED DEBT MATURITIES
(dollars in thousands)

	Balance
Description	9/30/2007	2007	2008	2009	2010	2011	2012	2013	2014	2015	2016	2017+
Fixed Rate
Colonial Park Mall, LP	$32,033	$32,033	-	-	-	-	-	-	-	-	-	-
Mount Vernon Venture, LLC	8,665	31	$8,634	-	-	-	-	-	-	-	-	-
Charlotte Eastland Mall, LLC	43,131	223	42,908	-	-	-	-	-	-	-	-	-
Morgantown Mall Associates, LP	51,754	252	51,502	-	-	-	-	-	-	-	-	-
$70M Protected Credit Facility (a)	70,000	-	-	$70,000	-	-	-	-	-	-	-	-
GM Olathe, LLC (a)	30,000	-	-	30,000	-	-	-	-	-	-	-	-
Grand Central, LP	47,212	211	865	46,136	-	-	-	-	-	-	-	-
Johnson City Venture, LLC	38,445	122	496	549	$37,278	-	-	-	-	-	-	-
Polaris Center, LLC	40,104	134	547	604	38,819	-	-	-	-	-	-	-
Glimcher Ashland Venture, LLC	24,412	139	572	620	668	$22,413	-	-	-	-	-	-
Dayton Mall Venture, LLC	55,219	236	969	1,066	1,159	1,260	$50,529	-	-	-	-	-
Glimcher WestShore, LLC	94,043	419	1,703	1,807	1,902	2,003	86,209	-	-	-	-	-
PFP Columbus, LLC	140,318	626	2,548	2,708	2,855	3,011	3,155	$125,415	-	-	-	-
LC Portland, LLC	131,632	563	2,290	2,439	2,577	2,722	2,856	118,185	-	-	-	-
JG Elizabeth, LLC	156,777	695	2,823	2,986	3,135	3,292	3,437	3,629	$136,780	-	-	-
MFC Beavercreek, LLC	107,945	446	1,814	1,933	2,043	2,159	2,265	2,409	94,876	-	-	-
Glimcher SuperMall Venture, LLC	58,856	232	949	1,037	1,119	1,208	1,292	1,406	1,517	$50,096	-	-
RVM Glimcher, LLC	50,000	-	-	566	649	686	719	768	815	863	$44,934	-
WTM Glimcher, LLC	60,000	-	-	-	-	-	-	-	-	-	60,000	-
EM Columbus II, LLC	43,000	-	-	506	537	570	597	641	680	722	38,747	-
Tax Exempt Bonds	19,000	-	-	-	-	-	-	-	-	-	-	$19,000
Total Mortgage Notes and Fixed Rate Notes Payable	1,302,546	36,362	118,620	162,957	92,741	39,324	151,059	252,453	234,668	51,681	143,681	19,000

Credit Facility - unhedged portion	156,400	-	-	156,400	-	-	-	-	-	-	-	-
Total Variable Rate Notes Payable	156,400	-	-	156,400	-	-	-	-	-	-	-	-
Other
Fair Value Adjustment Amortization - Polaris Center, LLC	1,143	107	428	428	180	-	-	-	-	-	-	-

Total Debt	$1,460,089	$36,469	$119,048	$319,785	$92,921	$39,324	$151,059	$252,453	$234,668	$51,681	$143,681	$19,000

(a) Interest rates are fixed through various interest rate swap agreements

JOINT VENTURE DEBT MATURITIES
(dollars in thousands)

	Interest Rate	Loan	Final	Balance
Description	9/30/2007	Terms	Maturity	9/30/2007	2007	2008	2009

Total Joint Venture Fixed Rate Mortgage
Puente Hills Mall, LLC	5.20%	(a)	June 1, 2008	$86,268	$383	$85,885	$-
Puente Hills Mall, LLC Fair Value Adjustment				(130)	(49)	(81)	-
Puente Hills Mall, LLC Debt at Fair Value				86,138	334	85,804	-

Tulsa Promenade , LLC	6.52%	(b)	March 14, 2009	35,000	-	-	35,000
Total Joint Venture Fixed Rate Mortgages				$121,138	$334	$85,804	$35,000

Joint Venture Debt (Pro Rata Share of 52%)				$62,992	$174	$44,618	$18,200

(a) Interest rate is fixed, loan requires monthly payments of principal and interest.
(b) Interest rate of LIBOR plus 135 basis points, loan requires monthly payments of interest only. The interest rate is fixed with a swap.

OCCUPANCY STATISTICS

Portfolio Occupancy Statistics
Portfolio occupancy statistics by property type are summarized below:

	Occupancy (1)
	9/30/2007	6/30/2007	3/31/2007	12/31/2006	9/30/2006

Wholly-owned Malls:
Mall Anchors	94.1%	95.1%	93.6%	93.9%	94.2%
Mall Stores	91.6%	90.5%	89.2%	91.7%	89.0%
Total Consolidated Mall Portfolio	93.2%	93.5%	92.0%	93.1%	92.3%

Wholly-owned Comparable Malls:
Mall Anchors	94.1%	94.6%	94.1%	94.6%	94.9%
Mall Stores	91.6%	90.3%	90.9%	93.4%	90.6%
Total Consolidated Mall Portfolio	93.2%	93.0%	93.0%	94.2%	93.3%

Mall Portfolio including Joint Ventures:
Mall Anchors	94.6%	95.4%	94.1%	94.3%	94.6%
Mall Stores	91.3%	90.3%	89.1%	91.5%	88.6%
Total Mall Portfolio	93.4%	93.6%	92.3%	93.3%	92.4%

Mall Portfolio including Joint Ventures Comparable:
Mall Anchors	94.6%	94.9%	94.5%	95.0%	95.2%
Mall Stores	91.3%	90.0%	90.7%	93.0%	90.0%
Total Mall Portfolio	93.4%	93.2%	93.2%	94.3%	93.3%

Wholly-owned Community Centers:
Community Center Anchors	81.1%	81.1%	81.1%	81.1%	70.6%
Community Center Stores	86.1%	86.8%	85.5%	85.2%	85.2%
Total Community Center Portfolio	82.4%	82.6%	82.2%	82.2%	74.2%

(1)	Occupied space is defined as any space where a tenant is occupying the space or paying rent at the date indicated, excluding all tenants with leases having an initial term of less than one year.

LEASING RESULTS AND RE-LEASING SPREADS

Permanent Leasing Activity (wholly owned and joint venture properties)
The following table summarizes the new and rollover lease activity by type for the nine months ended September 30, 2007

	GLA Analysis			Average Annualized Base Rents
	New	Rollover		New	Rollover		Portfolio
Property Type	Leases	Leases	Total	Leases	Leases	Total	Average
Mall Anchors	120,342	54,874	175,216	$9.96	$8.20	$10.97	$6.68
Mall Stores	239,155	358,260	597,415	$30.21	$34.88	$33.07	$25.89

The following table summarizes the new and rollover lease activity and the comparative prior rents for the three and nine months ended September 30, 2007 for only those leases where the space was occupied in the previous 24 months.

	GLA Analysis			Average Annualized Base Rents
									Total	Percent
								Total	Prior	Change
	New	Rollover		New	Prior	Rollover	Prior	New/	Tenants/	in Base
Property Type	Leases	Leases	Total	Leases	Tenants	Leases	Rent	Rollover	Rent	Rent

Three months ended September 30, 2007
Mall Anchors	26,000	-	26,000	$12.00	$12.07	$-	$-	$12.00	$12.07	-1%
Mall Stores	35,366	40,368	75,734	$35.59	$33.20	$37.51	$34.16	$36.61	$33.71	9%

Nine months ended September 30, 2007
Mall Anchors	26,000	54,874	80,874	$12.00	$12.07	$8.20	$8.29	$9.42	$9.50	-1%
Mall Stores	130,993	232,663	363,656	$30.70	$23.95	$35.46	$33.33	$33.74	$29.95	13%

SAME MALL PORTFOLIO STATISTICS BY ASSET CATEGORY
WHOLLY-OWNED ASSETS
as of September 30, 2007

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Sept 2007	Avg. Mall Store Sales PSF (1) Sept 2006	Mall Store Occupancy 9/30/2007	Mall Store Occupancy 9/30/2006	% of Mall Portfolio NOI (2)

MARKET DOMINANT

Jersey Gardens	Elizabeth, NJ	1	1,296,534
Lloyd Center	Portland, OR	24	1,472,374
Mall at Fairfield Commons	Dayton, OH	58	1,144,075
Mall at Johnson City	Johnson City, TN	>100	545,834
Polaris Fashion Place	Columbus, OH	31	1,402,655
Weberstown Mall	Stockton, CA	78	858,720
WestShore Plaza	Tampa, FL	21	1,064,183
			7,784,375	$435	$427	96.3%	95.4%	58%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Sept 2007	Avg. Mall Store Sales PSF (1) Sept 2006	Mall Store Occupancy 9/30/2007	Mall Store Occupancy 9/30/2006	% of Mall Portfolio NOI (2)

TRADE AREA DOMINANT

Ashland Town Center	Ashland, KY	>100	441,498
Colonial Park Mall	Harrisburg, PA	67	743,647
Dayton Mall	Dayton, OH	58	1,398,077
Eastland Mall (OH)	Columbus, OH	31	793,717
Grand Central Mall	Parkersburg, WV	>100	909,479
Indian Mound Mall	Columbus, OH	31	557,409
Morgantown Mall	Morgantown, WV	>100	557,762
New Towne Mall	New Philadelphia, OH	>100	513,388
Northtown Mall	Minneapolis, MN	15	714,871
River Valley Mall	Columbus, OH	31	577,467
Supermall of the Great NW	Seattle, WA	13	943,273
			8,150,588	$306	$314	91.8%	88.8%	38%

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Sept 2007	Avg. Mall Store Sales PSF (1) Sept 2006	Mall Store Occupancy 9/30/2007	Mall Store Occupancy 9/30/2006	% of Mall Portfolio NOI (2)

OPPORTUNISTIC

Eastland Mall (NC)	Charlotte, NC	34	1,060,775
Great Mall of the Great Plains	Kansas City, KS	26	783,073
Northwest Mall	Houston, TX	7	796,036
			2,639,884	$224	$217	75.7%	80.8%	4%

TOTAL SAME MALL PORTFOLIO			18,574,847	$364	$361	91.6%	90.6%	100%

(1)
Sales for in-line stores with less than 10,000 square feet. Store sales for in-line stores with less than 20,000 square feet for the same mall portfolio were $352 and $351 for the twelve months ended September 30, 2007 and 2006, respectively.

(2)	Based on net operating income for the nine months ended September 30, 2007

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS EXCLUDING THOSE ASSETS HELD FOR SALE
as of September 30, 2007

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Sept 2007	Avg. Mall Store Sales PSF (1) Sept 2006	Mall Store Occupancy 9/30/2007	Mall Store Occupancy 9/30/2006

TOTAL SAME MALL PORTFOLIO (FROM PAGE 15)			18,574,847	$364	$361	91.6%	90.6%

ASSETS HELD FOR SALE:
Eastland Mall (NC)	Charlotte, NC	34	1,060,775
Northwest Mall	Houston, TX	7	796,036
			1,856,811	$250	$243	75.2%	76.4%

TOTAL MALL PRO-FORMA PORTFOLIO EXCLUDING ASSETS HELD FOR SALE			16,718,036	$368	$365	93.0%	91.8%

(1)
Sales for in-line stores with less than 10,000 square feet. Store sales for in-line stores with less than 20,000 square feet for the pro-forma mall portfolio excluding assets held for sale  were $357 and $358 for the twelve months ended September 30, 2007 and 2006, respectively.

MALL PORTFOLIO STATISTICS
WHOLLY-OWNED ASSETS AND JOINT VENTURE PROPERTIES
as of September 30, 2007

Property	Location	MSA Ranking	Total GLA	Avg. Mall Store Sales PSF (1) Sept 2007	Avg. Mall Store Sales PSF (1) Sept 2006	Mall Store Occupancy 9/30/2007	Mall Store Occupancy 9/30/2006

TOTAL SAME MALL PORTFOLIO (FROM PAGE 15)			18,574,847	$364	$361	91.6%	90.6%

JOINT VENTURE PROPERTIES:
Puente Hills Mall	Los Angeles, CA	2	1,186,883
Tulsa Promenade	Tulsa, OK	55	924,882
			2,111,765	$291	$288	88.7%	84.5%

TOTAL MALL PORTFOLIO INCLUDING JOINT VENTURES			20,686,612	$359	$355	91.3%	90.0%

(1)
Sales for in-line stores with less than 10,000 square feet. Store sales for in-line stores with less than 20,000 square feet for the total mall portolio including joint ventures were $349 and $346 for the twelve months ended September 30, 2007 and 2006, respectively.

SUMMARY OF SIGNIFICANT TENANTS
As of September 30, 2007

Tenants Representing> 1.0% of Total Portfolio Annualized Minimum Rent

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rent	Rent

Gap, Inc.	30	425,753	$6,694,465	3.2%
Foot Locker, Inc.	49	199,272	4,853,133	2.3%
Sterling Inc.	35	63,656	4,191,093	2.0%
AMC Theater	2	148,344	4,189,000	2.0%
Limited Brands, Inc.	39	163,490	3,837,588	1.8%
Burlington Coat Factory	7	554,839	3,793,640	1.8%
Sears Holding Corporation	22	2,666,861	3,391,212	1.6%
Steve & Barry's	9	427,333	3,301,421	1.6%
JCPenney Company, Inc.	17	1,666,688	3,287,591	1.5%
Belks	7	706,730	2,936,344	1.4%
American Eagle Outfitters	20	109,856	2,601,970	1.2%
Zales Corporation	36	32,387	2,588,930	1.2%
Luxottica Group	33	78,016	2,524,555	1.2%
Genesco Inc.	45	61,705	2,407,330	1.1%
Saks Incorporated	3	228,156	2,360,100	1.1%
Finish Line, Inc.	23	124,725	2,207,870	1.0%
Total tenants representing> 1.0%	377	7,657,811	$55,166,242	26.0%

Note: Information includes wholly-owned and joint venture properties.

TOP 10 REGIONAL MALL TENANTS
As of September 30, 2007

Mall Stores (ranked by percent of total minimum mall rents)

				% of Total
			Annualized	Annualized
	Number of	GLA of	Minimum	Minimum
Tenant Name	Stores	Stores	Rents	Mall Rents
Foot Locker, Inc.	49	199,272	$4,853,133	2.4%
Gap, Inc.	24	260,280	$4,196,916	2.1%
Sterling Inc.	34	57,876	$4,104,853	2.0%
Limited Brands, Inc.	39	163,490	$3,837,588	1.9%
American Eagle Outfitters	20	109,856	$2,601,970	1.3%
Zales Corporation	36	32,387	$2,588,930	1.3%
Luxottica Group	33	78,016	$2,524,555	1.2%
Genesco, Inc.	45	61,705	$2,407,330	1.2%
Finish Line, Inc.	23	124,725	$2,207,870	1.1%
Abercrombie & Fitch, Inc.	17	110,898	$2,044,638	1.0%

Mall Anchors (ranked by total GLA)

			Annualized
	Number of	GLA of	Minimum	% of Total
Tenant Name	Stores	Stores	Rents	Mall GLA
Sears Holding Corporation	17	2,384,878	$1,763,801	11.4%
Macy's, Inc.	9	1,872,799	$255,000	9.0%
JC Penney Company, Inc.	14	1,613,034	$3,169,246	7.7%
Bon-Ton Department Stores, Inc.	9	865,250	$1,968,912	4.1%
Belks	7	706,730	$2,936,344	3.4%
Dillard's	3	586,252	$-	2.8%
Burlington Coat Factory	7	554,839	$3,793,640	2.7%
Steve & Barry's	8	412,262	$3,060,285	2.0%
Saks Incorporated	3	228,156	$2,360,100	1.1%
Boscov's	1	182,609	$-	0.9%

Note: Information includes wholly-owned and joint venture properties.

LEASE EXPIRATION SCHEDULE
As of September 30, 2007

Mall Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2007	167	-	385,468	385,468	2.0%	$-	$6,639,064	$6,639,064	$-	$21.26	3.3%
2008	494	488,884	1,033,232	1,522,116	7.9%	3,077,383	20,818,504	23,895,887	$6.29	$23.21	11.7%
2009	347	870,066	955,914	1,825,980	9.5%	3,872,715	20,061,829	23,934,544	$5.89	$24.81	11.8%
2010	305	980,662	915,597	1,896,259	9.8%	7,650,021	20,546,759	28,196,780	$8.53	$25.64	13.9%
2011	280	2,019,942	681,540	2,701,482	14.0%	7,955,754	21,077,845	29,033,599	$5.09	$32.15	14.3%
Thereafter	847	8,060,132	2,925,901	10,986,033	56.8%	24,844,203	66,834,303	91,678,506	$7.11	$26.21	45.0%
	2,440	12,419,686	6,897,652	19,317,338	100.0%	$47,400,076	$155,978,304	$203,378,380	$6.68	$25.89	100.0%

Community Center Portfolio

					Percent of						Percent of
					Occupied				Anchor	Store	Annualized
		Anchor	Store	Total	GLA	Anchor	Store	Total	Annualized	Annualized	Base Rents
Lease	Number	Square Feet	Square Feet	Square Feet	Represented	Annualized	Annualized	Annualized	Base Rents/	Base Rents/	Represented
Expiration	of	of GLA	of GLA	of GLA	by Expiring	Base Rents	Base Rents	Base Rents	Square Foot	Square Foot	by Expiring
Year	Leases	Expiring	Expiring	Expiring	Leases	Expiring	Expiring	Expiring	Expiring (1)	Expiring (1)	Leases

2007	9	-	25,031	25,031	2.9%	$-	$395,829	$395,829	$-	$15.81	4.5%
2008	3	-	10,177	10,177	1.2%	-	118,750	118,750	$-	$11.67	1.3%
2009	15	30,000	48,550	78,550	9.3%	270,000	815,650	1,085,650	$9.00	$18.11	12.2%
2010	17	70,850	77,310	148,160	17.5%	763,751	1,383,617	2,147,368	$10.78	$19.68	24.2%
2011	2	-	6,100	6,100	0.7%	-	67,000	67,000	$-	$10.98	0.8%
Thereafter	22	525,072	55,958	581,030	68.4%	4,170,426	886,800	5,057,226	$7.94	$19.13	57.0%
	68	625,922	223,126	849,048	100.0%	$5,204,177	$3,667,646	$8,871,823	$8.31	$18.07	100.0%

(1) The base rents per square foot calculation excludes outlot and ground leases that do not pay rents or pay nominal amounts for rents.
Note: Information includes wholly-owned and joint venture properties.

CAPITAL EXPENDITURES
(dollars in thousands)

	Three months ended Sept. 30, 2007			Three months ended Sept 30, 2006

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2007	Share	Total	2006	Share	Total

New developments	$102	$1,358	$1,460	$597	$-	$597

Redevelopment projects	$11,651	$255	$11,906	$5,216	$-	$5,216

Renovation with no incremental GLA	$200	$863	$1,063	$24	$104	$128

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor stores	$1,128	$3	$1,131	$1,535	$-	$1,535
Non-anchor stores	5,119	125	5,244	4,352	30	4,382
Operational capital expenditures	2,071	118	2,189	2,491	40	2,531
Total Property Capital Expenditures	$8,318	$246	$8,564	$8,378	$70	$8,448

	Nine months ended Sept. 30, 2007			Nine months ended Sept. 30, 2006

	Consolidated	Joint Venture		Consolidated	Joint Venture
	Properties	Proportionate		Properties	Proportionate
	2007	Share	Total	2006	Share	Total

New developments	$375	$2,762	$3,137	$1,001	$-	$1,001

Redevelopment projects	$34,848	$385	$35,233	$20,847	$-	$20,847

Renovation with no incremental GLA	$11,589	$6,009	$17,598	$2,187	$317	$2,504

Property Capital Expenditures:
Tenant improvements and tenant allowances:
Anchor replacement	$2,021	$13	$2,034	$3,557	$-	$3,557
Non-anchor replacement	12,186	144	12,330	11,019	78	11,097
Operational capital expenditures	3,451	274	3,725	4,101	40	4,141
Total Property Capital Expenditures	$17,658	$431	$18,089	$18,677	$118	$18,795

DEVELOPMENT AND REDEVELOPMENT ACTIVITY
(dollars in thousands)

Project	Description	Total Project Cost (1)	Total Project Costs Incurred through 9/30/07	Ownership %	Opening Date	Project Initial Yield

PROPERTY DEVELOPMENTS:
Scottsdale Quarter	Development of new retail/office	$255,000	$5,600	50%	Phase I Q4-2008	8%
Scottsdale, Arizona	650,000 square feet lifestyle center

PROPERTY REDEVELOPMENT:
Polaris Fashion Place	Lifestyle Expansion	$44,000	$8,100	100%	Q4-2008	8%
Columbus, Ohio

Total Development and Redevlopment		$299,000	$13,700

(1) Project costs exclude the allocation of internal costs such as labor, interest and taxes.

Note: Anticipated opening date, estimated project costs and project yield are subject to adjustment as a result of changes (some of which are not under the direct control of the company) that are inherent in the development process.